UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2011
PENN MILLERS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34496	80-0482459

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

72 North Franklin Street, P.O. Box P Wilkes-Barre, Pennsylvania	18773

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 233-8347
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 21, 2011, the Company issued a press release announcing its third quarter 2011 catastrophe losses. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Important Information for Investors and Shareholders
In connection with the previously announced proposed merger between the Company and ACE American Insurance Company (the “Merger”), the Company has filed a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.
Investors and shareholders may obtain free copies of the proxy statement and other documents filed by the Company at the SEC’s web site at http://www.sec.gov or at the Company’s web site at http://www.pennmillers.com. The proxy statement and such other documents may also be obtained at no cost from the Company by directing such request to Penn Millers Holding Corporation, 72 North Franklin Street, P.O. Box P, Wilkes-Barre, Pennsylvania 18773-0016, or by telephone at (800) 233-8347.
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Merger. Information concerning the interests of those persons is set forth in the Company’s proxy statement relating to the special meeting of shareholders.
Forward-Looking Statements
Some of the statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “stand to,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” or the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Company’s actual results include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain the Company shareholder approval or the failure to satisfy other conditions to completion of the proposed Merger, including receipt of regulatory approvals; risks that the proposed Merger disrupts current plans and operations; the ability to retain key personnel through the closing of the Merger; the ability to recognize the benefits of the proposed Merger; the amount of the costs, fees, expenses and charges related to the proposed Merger, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business, including the effects of climate change; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes; a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our Annual Report on Form 10-K filed with the SEC and in our other public filings with the SEC. Investors and shareholders are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this disclosure. The Company undertakes no obligation to update any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 21, 2011, issued by Penn Millers Holding Corporation announcing its third quarter 2011 catastrophe losses.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2011	PENN MILLERS HOLDING CORPORATION

	By:	/s/ Michael O. Banks Michael O. Banks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 21, 2011, issued by Penn Millers Holding Corporation announcing its third quarter 2011 catastrophe losses.

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